GMO TRUST


                             MEETING OF SHAREHOLDERS
                             -----------------------

                                REPORT OF TELLER


                                  May 22, 1996


         The undersigned duly appointed Teller for the Meeting of Shareholders of the GMO Core Fund, GMO Tobacco-Free Core Fund, GMO Value Allocation Fund, GMO Growth Allocation Fund, GMO U.S. Sector Allocation Fund, GMO Core II Secondaries Fund, GMO Fundamental Value Fund, GMO International Core Fund, GMO Currency Hedged International Core Fund, GMO International Small Companies Fund, GMO Japan Fund, GMO Emerging Markets Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO Short-Term Income Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, and The Pelican Fund (each a Fund and collectively, the "Funds") of GMO Trust (the "Trust"), hereby certifies with regard to such meeting as follows:

         1. The number of shares outstanding as of the record date for such meeting was as follows:

        FUND                                             NO. OF SHARES
        ----                                             -------------

GMO Core Fund                                           164,927,799.684
GMO Tobacco-Free Core Fund                                4,435,260.972
GMO Value Allocation Fund                                22,206,592.775
GMO Growth Allocation Fund                               65,838,433.804
GMO U.S. Sector Allocation Fund                          15,483,058.262
GMO Core II Secondaries Fund                             16,727,544.333
GMO Fundamental Value Fund                               14,136,818.852
GMO International Core Fund                             191,421,225.655
GMO Currency Hedged International Core Fund              36,996,734.502
GMO International Small Companies Fund                   17,316,816.719
GMO Japan Fund                                           15,651,732.624
GMO Emerging Markets Fund                                91,950,582.326
GMO Global Hedged Equity Fund                            36,673,740.678
GMO Domestic Bond Fund                                   30,745,056.255
GMO Short-Term Income Fund                                1,134,607.873
GMO International Bond Fund                              18,281,359.581







GMO Currency Hedged International Bond Fund              21,451,591.049
GMO Global Bond Fund                                      5,930,618.119
GMO Emerging Country Debt Fund                           49,840,753.856
The Pelican Fund                                         12,365,728.214

TOTAL:                                                  833,516,056.133


         2. The number of shares represented at this meeting in person or by proxy constituted a quorum for the conduct of business of each Fund and was as follows:

          FUND                                        NO. OF SHARES          %
          ----                                        -------------         ---

GMO Core Fund                                        107,751,477.06        65.3
GMO Tobacco-Free Core Fund                             4,435,260.97       100.0
GMO Value Allocation Fund                             18,724,873.92        84.3
GMO Growth Allocation Fund                            50,262,316.30        76.3
GMO U.S. Sector Allocation Fund                       13,359,764.57        86.3
GMO Core II Secondaries Fund                          14,237,727.54        85.1
GMO Fundamental Value Fund                            14,126,747.85        99.9
GMO International Core Fund                          111,119,490.95        58.0
GMO Currency Hedged International                     22,731,159.51        61.4
   Core Fund
GMO International Small Companies Fund                13,269,783.86        76.6
GMO Japan Fund                                        15,651,366.25       100.0
GMO Emerging Markets Fund                             70,955,889.56        77.2
GMO Global Hedged Equity Fund                         29,177,251.58        79.6
GMO Domestic Bond Fund                                25,884,181.62        84.2
GMO Short-Term Income Fund                               961,742.15        84.8
GMO International Bond Fund                           15,538,419.25        85.0
GMO Currency Hedged International Bond Fund           19,172,273.32        89.4
GMO Global Bond Fund                                   5,930,618.12       100.0
GMO Emerging Country Debt Fund                        42,349,211.87        85.0
The Pelican Fund                                       2,844,226.03        23.0

TOTAL:                                               598,483,782.33        71.8

I.       ELECTION OF TRUSTEES.

         VOTED: To elect the following named persons to serve as Trustees of the Trust as proposed and described in the Proxy Statement of the Trust dated April 16, 1996 (the "Proxy Statement"), each Trustee to hold office in accordance with the Agreement and Declaration of Trust and the Bylaws:

                           FOR               %          AGAINST           %

R. Jeremy Grantham         587,076,635.91   98.1        11,407,146.41    1.9
Harvey R. Margolis         586,414,643.05   98.0        12,069,139.27    2.0
Jay O. Light               586,414,467.92   98.0        12,069,314.40    2.0

II. APPROVAL TO MAKE NON-FUNDAMENTAL THE FUNDAMENTAL INVESTMENT POLICY RELATING TO INVESTMENTS IN OTHER INVESTMENT COMPANIES

         VOTED: To make non-fundamental the Fund's fundamental investment policy relating to investments in the securities of other investment companies as proposed and described in the Proxy Statement.


         FUND                                  FOR           %        AGAINST          %        ABSTAIN         %
         ----                                  ---           -        -------          -        -------         -
GMO Core Fund                            90,556,577.75     84.0    14,449,764.36     13.4     2,745,134.95    2.5
GMO Tobacco-Free Core Fund                4,435,260.97    100.0             0.00      0.0             0.00    0.0
GMO Value Allocation Fund                14,648,351.68     78.2     3,320,011.36     17.7       756,510.88    4.0
GMO Growth Allocation Fund               47,934,422.66     95.4       756,364.43      1.5     1,571,529.21    3.1
GMO U.S. Sector Allocation Fund          10,427,259.60     78.0     2,932,504.98     22.0             0.00    0.0
GMO Core II Secondaries Fund             13,819,731.19     97.1       417,996.35      2.9             0.00    0.0
GMO Fundamental Value Fund               14,126,747.85    100.0             0.00      0.0             0.00    0.0
GMO International Core Fund              94,043,945.36     84.6    11,995,176.78     10.8     5,018,098.67    4.5
GMO Currency Hedged                      18,444,133.83     81.1     4,287,025.69     18.9             0.00    0.0
   International Core Fund
GMO International Small                  10,632,116.72     80.1     2,089,875.84     15.7       547,791.29    4.1
   Companies Fund
GMO Japan Fund                            8,510,507.42     54.4     7,140,858.83     45.6             0.00    0.0
GMO Emerging Markets Fund                66,647,702.28     93.9     2,770,796.79      3.9     1,530,356.81    2.2
GMO Global Hedged Equity Fund            27,625,718.77     94.7       328,782.37      1.1     1,222,750.44    4.2
GMO Domestic Bond Fund                   25,696,086.06     99.3             0.00      0.0       188,095.56    0.7
GMO Short-Term Income Fund                  879,571.73     91.5             0.00      0.0        82,170.42    8.5
GMO International Bond Fund              14,829,566.33     95.4        21,001.70      0.1       687,851.26    4.4
GMO Currency Hedged                      18,937,613.35     98.8        70,513.53      0.4       164,146.44    0.9
   International Bond Fund
GMO Global Bond Fund                      5,180,618.12     87.4             0.00      0.0       750,000.00   12.6
GMO Emerging Country Debt Fund           40,397,701.94     95.4     1,408,499.53      3.3       543,010.40    1.3
The Pelican Fund                          2,643,128.30     92.9        16,265.55      0.6       182,703.89    6.7

III. APPROVAL TO MAKE NON-FUNDAMENTAL THE FUNDAMENTAL INVESTMENT POLICY RELATING TO RESTRICTED SECURITIES.

         VOTED: To make non-fundamental the Fund's fundamental investment policy relating to restricted securities as proposed and described in the Proxy Statement.



         FUND                                  FOR           %        AGAINST          %         ABSTAIN       %
         ----                                  ---          ---      ---------        ---        -------      ---
GMO Core Fund                            90,077,800.38     83.6    14,928,541.73     13.9     2,745,134.95    2.5
GMO Tobacco-Free Core Fund                  802,952.22     18.1     3,632,308.75     81.9             0.00    0.0
GMO Value Allocation Fund                14,416,819.98     77.0     3,551,543.06     19.0       756,510.88    4.0
GMO Growth Allocation Fund               38,604,459.80     76.8     1,344,053.00      2.7    10,313,803.49   20.5
GMO U.S. Sector Allocation Fund          10,427,259.60     78.0     2,932,504.98     22.0             0.00    0.0
GMO Core II Secondaries Fund             13,819,731.19     97.1       417,996.35      2.9             0.00    0.0
GMO Fundamental Value Fund               14,126,747.85    100.0             0.00      0.0             0.00    0.0
GMO International Core Fund              93,608,424.15     84.2    12,492,968.13     11.2     5,018,098.67    4.5
GMO International Small                  10,506,615.55     79.2     2,215,377.02     16.7       547,791.29    4.1
   Companies Fund
GMO Japan Fund                            8,510,507.42     54.4     7,140,858.83     45.6             0.00    0.0
GMO Emerging Markets Fund                65,528,254.31     92.4     3,890,244.76      5.5     1,530,356.81    2.2
GMO Short-Term Income Fund                  879,571.73     91.5             0.00      0.0        82,170.42    8.5

IV. APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICY RELATING TO BORROWING

         VOTED: To approve the amendment of the Fund's investment policy relating to borrowing as proposed and described in the Proxy Statement.

         FUND                                  FOR           %        AGAINST          %        ABSTAIN        %
         ----                                  ---          ---       -------         ---       -------       ---
GMO Core Fund                            81,672,605.80     75.8    23,333,736.51     21.7     2,745,134.95    2.5
GMO Tobacco-Free Core Fund                4,435,260.97    100.0             0.00      0.0             0.00    0.0
GMO Value Allocation Fund                13,988,114.08     74.7     3,980,248.95     21.3       756,510.88    4.0
GMO Growth Allocation Fund               37,528,771.56     74.7     2,419,741.24      4.8    10,313,803.49   20.5
GMO U.S. Sector Allocation Fund          10,427,259.60     78.0     2,932,504.98     22.0             0.00    0.0
GMO Core II Secondaries Fund             12,475,142.89     87.6     1,762,584.65     12.4             0.00    0.0
GMO Fundamental Value Fund               14,126,747.85    100.0             0.00      0.0             0.00    0.0
GMO International Core Fund              79,790,354.80     71.8    26,311,037.48     23.7     5,018,098.67    4.5
GMO Currency Hedged                      17,043,958.27     75.0     5,687,201.24     25.0             0.00    0.0
   International Core Fund
GMO International Small                  10,075,036.03     75.9     2,646,956.53     19.9       547,791.29    4.1
   Companies Fund
GMO Japan Fund                            4,655,058.54     29.7    10,996,307.71     70.3             0.00    0.0
GMO Emerging Markets Fund                62,589,393.70     88.2     6,829,105.37      9.6     1,530,356.81    2.2
GMO Global Hedged Equity Fund            25,487,156.96     87.4     2,467,344.18      8.5     1,222,750.44    4.2
GMO Domestic Bond Fund                   25,234,957.34     97.5       461,128.72      1.8       188,095.56    0.7
GMO Short-Term Income Fund                  879,571.73     91.5             0.00      0.0        82,170.42    8.5
GMO International Bond Fund              14,426,922.11     92.8       423,645.92      2.7       687,851.26    4.4
GMO Currency Hedged                      18,478,562.18     96.4       529,564.70      2.8       164,146.44    0.9
   International Bond Fund
GMO Global Bond Fund                      5,180,618.12     87.4             0.00      0.0       750,000.00   12.6
GMO Emerging Country Debt Fund           39,020,958.08     92.1     2,785,243.39      6.6       543,010.40    1.3
The Pelican Fund                          1,768,276.51     62.2       890,957.15     32.5       182,578.63    6.7

V.       APPROVAL TO MAKE  NON-FUNDAMENTAL  THE  FUNDAMENTAL  INVESTMENT  POLICY
         RELATING  TO   PLEDGING,   HYPOTHECATING,   MORTGAGING   OR   OTHERWISE
         ENCUMBERING ASSETS

         VOTED: To make non-fundamental the Fund's fundamental investment policy relating to pledging, hypothecating, mortgaging or otherwise encumbering assets as proposed and described in the Proxy Statement.

         FUND                                  FOR           %        AGAINST          %        ABSTAIN        %
         ----                                  ---          ---       -------         ---       -------       ---
GMO Core Fund                            85,523,316.30     79.4    19,483,025.81     18.1     2,745,134.95    2.5
GMO Tobacco-Free Core Fund                4,435,260.97    100.0             0.00      0.0             0.00    0.0
GMO Value Allocation Fund                13,988,114.08     74.7     3,980,248.95     21.3       756,510.88    4.0
GMO Growth Allocation Fund               37,528,771.56     74.7     2,419,741.24      4.8    10,313,803.49   20.5
GMO U.S. Sector Allocation Fund          10,427,259.60     78.0     2,932,504.98     22.0             0.00    0.0
GMO Core II Secondaries Fund             12,475,142.89     87.6     1,762,584.65     12.4             0.00    0.0
GMO Fundamental Value Fund               14,126,747.85    100.0             0.00      0.0             0.00    0.0
GMO International Core Fund              80,756,751.67     72.7    25,344,640.61     22.8     5,018,098.67    4.5
GMO Currency Hedged                      17,043,958.27     75.0     5,687,201.24     25.0             0.00    0.0
   International Core Fund
GMO International Small                  10,075,036.03     75.9     2,646,956.53     19.9       547,791.29    4.1
   Companies Fund
GMO Japan Fund                            4,655,058.54     29.7    10,996,307.71     70.3             0.00    0.0
GMO Emerging Markets Fund                63,159,620.11     89.0     6,258,878.96      8.8     1,530,356.81    2.2
GMO Global Hedged Equity Fund            25,487,156.96     87.4     2,467,344.18      8.5     1,222,750.44    4.2
GMO Domestic Bond Fund                   25,234,957.34     97.5       461,128.72      1.8       188,095.56    0.7
GMO Short-Term Income Fund                  879,571.73     91.5             0.00      0.0        82,170.42    8.5
GMO International Bond Fund              14,426,922.11     92.8       423,645.92      2.7       687,851.26    4.4
GMO Currency Hedged                      18,478,562.18     96.4       529,564.70      2.8       164,146.44    0.9
   International Bond Fund
GMO Global Bond Fund                      5,180,618.12     87.4             0.00      0.0       750,000.00   12.6
GMO Emerging Country Debt Fund           39,095,997.85     92.3     2,710,203.62      6.4       543,010.40    1.3

VI. APPROVAL TO MAKE NON-FUNDAMENTAL THE FUNDAMENTAL INVESTMENT POLICY RELATING TO INVESTMENTS IN ANY ONE ISSUER

         VOTED: To make non-fundamental the Fund's fundamental investment policy relating to investments by the Fund in any one issuer as proposed and described in the Proxy Statement.

         FUND                                  FOR           %         AGAINST         %         ABSTAIN       %
         ----                                  ---          ---        -------        ---        -------      ---
GMO Core Fund                            88,580,164.92     82.2    16,426,177.19     15.2     2,745,134.95    2.5
GMO Tobacco-Free Core Fund                4,435,260.97    100.0             0.00      0.0             0.00    0.0
GMO Core II Secondaries Fund             13,819,731.19     97.1       417,996.35      2.9             0.00    0.0
GMO Fundamental Value Fund               14,126,747.85    100.0             0.00      0.0             0.00    0.0
GMO International Core Fund              82,619,063.70     74.4    23,319,088.64     21.0     5,181,338.62    4.7
GMO Currency Hedged                      18,164,061.37     79.9     4,567,098.15     20.1             0.00    0.0
   International Core Fund
GMO International Small                   9,677,348.87     72.9     2,459,631.75     18.5       547,791.29    4.1
   Companies Fund
GMO Japan Fund                            4,655,058.54     29.7    10,996,307.71     70.3             0.00    0.0
The Pelican Fund                          2,608,632.68     91.7        41,807.71      1.5       184,552.58    6.7


           IN WITNESS WHEREOF, the undersigned Teller has prepared and signed this certificate this 22nd day of May, 1996.



                                                     -------------------------
                                                     William R. Royer

                                     MINUTES

                             MEETING OF SHAREHOLDERS

                                  MAY 22, 1996
                                    2:00 P.M.

                                    GMO TRUST

                                  GMO CORE FUND
                           GMO TOBACCO-FREE CORE FUND
                            GMO VALUE ALLOCATION FUND
                           GMO GROWTH ALLOCATION FUND
                         GMO U.S. SECTOR ALLOCATION FUND
                          GMO CORE II SECONDARIES FUND
                           GMO FUNDAMENTAL VALUE FUND
                           GMO INTERNATIONAL CORE FUND
                   GMO CURRENCY HEDGED INTERNATIONAL CORE FUND
                     GMO INTERNATIONAL SMALL COMPANIES FUND
                                 GMO JAPAN FUND
                            GMO EMERGING MARKETS FUND
                          GMO GLOBAL HEDGED EQUITY FUND
                             GMO DOMESTIC BOND FUND
                           GMO SHORT-TERM INCOME FUND
                           GMO INTERNATIONAL BOND FUND
                   GMO CURRENCY HEDGED INTERNATIONAL BOND FUND
                              GMO GLOBAL BOND FUND
                         GMO EMERGING COUNTRY DEBT FUND
                                THE PELICAN FUND


         Pursuant to Notice duly given, a special meeting of the shareholders of GMO Trust (the "Trust") was held at the offices of Grantham, Mayo, Van Otterloo & Co., 5th Floor, 40 Rowes Wharf, Boston, MA 02110, on May 22, 1996 at 2:00 p.m. Present were R. Jeremy Grantham and William R. Royer.

         The number of shares represented at the meeting in person or by proxy constituted a quorum for the conduct of business for the Trust as a whole and for each of the GMO Core Fund, GMO Tobacco-Free Core Fund, GMO Value Allocation Fund, GMO Growth Allocation Fund, GMO U.S. Sector Allocation Fund, GMO Core II Secondaries Fund, GMO Fundamental Value Fund, GMO International Core Fund, GMO Currency Hedged International Core Fund, GMO International Small Companies Fund, GMO Japan Fund, GMO Emerging Markets Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund,








GMO Short-Term Income Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund and GMO Emerging Country Debt Fund. (each a "Fund" and, collectively with the Pelican Fund, the "Funds"). A quorum was not present for the Pelican Fund.

         Mr. Grantham, President - Domestic Quantitative and Trustee of the Trust, presided and Mr. Royer, Clerk of the Trust, kept the records of the Meeting. Mr. Grantham appointed Mr. Royer as Teller.

         Mr. Grantham welcomed the shareholders and declared the Meeting to be a duly constituted meeting.

         Mr.  Grantham   directed  Mr.  Royer  to  provide  any  shareholder  or
representative of a shareholder a copy of the Notice and Proxy Statement relating to the Meeting.

         Mr. Grantham then stated that the items of business before the Meeting were the election of Trustees of the Trust, the amendment of the policy of each of the Funds relating to borrowing and making non-fundamental a number of fundamental policies of the Funds. Mr. Grantham briefly described each of the matters to be voted on. He then indicated that all votes on the proposals would be taken by ballot, and opened the polls.

         After shareholders voting in person or by proxy had cast their ballots and the polls were closed, the Teller reported the results of the voting. He reported that the following resolutions had been adopted by the affirmative vote of the required number of shareholders of the Trust or of the indicated Funds, and that the report of the Teller with respect to the number of shares voted on each such matter by the shareholders of each of the Funds would be included with the minutes of the Meeting:


         VOTED: That the following nominees are elected as Trustees of the Trust as proposed and described in the proxy statement relating to this Meeting and dated April 16, 1996 (the Proxy Statement"), each Trustee to hold office in accordance with the Agreement and Declaration of Trust and the Bylaws:

                           R. Jeremy Grantham   Harvey R. Margolis  Jay O. Light

         VOTED: That the fundamental policy of each Fund of the Trust other than the Pelican Fund relating to investments in the securities of other investment companies is made non-fundamental as proposed and described in the Proxy Statement.


                                       -2-






         VOTED: That the fundamental investment policy of the GMO Core Fund, GMO Value Allocation Fund, GMO Growth Allocation Fund, GMO U.S. Sector Allocation Fund, GMO Core II Secondaries Fund, GMO Fundamental Value Fund, GMO International Core Fund, GMO International Small Companies Fund, GMO Japan Fund, GMO Emerging Markets Fund, and GMO Short-Term Income Fund relating to restricted securities be made non-fundamental as proposed and described in the Proxy Statement.

         VOTED: That the fundamental investment policy of each Fund of the Trust other than the Pelican Fund and GMO Japan Fund relating to borrowing be amended as proposed and described in the Proxy Statement.

         VOTED: That the fundamental investment policy of each Fund of the Trust other then the Pelican Fund and the Japan Fund relating to pledging, hypothecating, mortgaging or otherwise encumbering assets is made non-fundamental as proposed and described in the Proxy Statement.

         VOTED: That the fundamental policy of the GMO Core Fund, GMO Tobacco- Free Core Fund, GMO Core II Secondaries Fund, GMO Fundamental Value Fund, GMO International Core Fund and GMO Currency Hedged International Core Fund and GMO International Small Companies Fund, relating to investments in the securities of any one issuer be made non-fundamental as proposed and described in the Proxy Statement.


         There being no further business to come before the Meeting, Mr. Grantham declared the Meeting adjourned.


                                                      -------------------------
                                                      William R. Royer
                                                      Clerk


                                      -3-







FOREIGN TRADE INSTRUCTION FORM     SUB-CUSTODIAN
______________                     BANK, CITY             SVENSKA HANDELSBANKEN
___________                        TODAYS DATE             25-Apr-97

--------------------------------------------------------------------------------
RECEIVE     FREE: MT520 [   ]      AGAINST PAYMENT     MT521     [ X ]
--------------------------------------------------------------------------------
Settlement Date          30:       29-Apr-97
                                   ----------
Transaction Ref          20:       25-Apr-97                         4734
                                   ----------     ---------       ----------
                                   Today           Log Ref          Fund #

Date of Trade            31 P:     24-Apr-97
                                   ----------
ISIN                     35B       SE0000311359
                                   ---------------------------------------
     SEDOL                         5051746
                                   ---------------------------------------
Security Description               DAHL INTL
                                   ---------------------------------------

Quantity of Securities             [ CODE ]       [ QUANTITY ]
  Bonds/Face :FMT
  Shares     :SHS        35A:        SHS             1,363
                                   --------       --------------------------
  Warrants   :WTS

Safekeeping Account      83A:  /   195-599-799
                                   -----------
SWIFT Code                         INVB US 33
                                   -----------------------------------------

Clearing Broker - BIC    87A:        0
                   or              -----------------------------------------
                   Name  87D:      ALFRED BERG
                                   -----------------------------------------
                   City            STOCKHOLM
                                   -----------------------------------------
                                   -----------------------------------------
                                   -----------------------------------------


Trading Broker - Account #  85A:
                                   -----------------------------------------
                   BIC               0
                   or              -----------------------------------------
                 Account #  85D:     0
                                   -----------------------------------------
                   Name            ALFRED BERG, LONDON
                                   -----------------------------------------
                   City
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                                   [ CURR ]     [ AMOUNT ]

Trade Price              33T:      SEK            170.51
                                   --------     ----------------------------
Settlement Amount        32B:      SEK            232,986.1 4
                                   --------     ----------------------------
Special Payment
       instructions       72:      /rec/


Holidays Checked    ---------(MANDATORY)

Back up Attached    ---------(MANDATORY)
                                                  Settlement
                                                  Authorization:
                                                                 -----------
                                                  SWIFT Ref #
                                                                 -----------
Prepared By          ALKA P.       (FA)    Ext:       6671
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Reviewed By                        (SPVSR) Ext:
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